UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2005

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 1, 2005, Apollo Group, Inc. appointed Mr. Brian Mueller to serve as its Chief Operating Officer. Mr. Mueller joined Apollo Group, Inc. in 1987. He most recently held the position of Chief Executive Officer of University of Phoenix’s online campus from March 2002 to present. Mr. Mueller held the position of Chief Operating Officer and Senior Vice President of University of Phoenix’s online campus from May 1997 to March 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

December 5, 2005	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc.

December 5, 2005	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc.

December 5, 2005	By:	Todd S. Nelson

Name: Todd S. Nelson
Title: Chairman, Chief Executive Officer, and President